NGP Capital Resources Company


an affiliate of
NGP ENERGY CAPITAL MANAGEMENT

The Oil and Gas Conference
August 11, 2009

Forward Looking Statements

This presentation may contain forward-looking statements. These forward-looking statements are subject to various risks and uncertainties, which could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with the timing of transaction closings, changes in interest rates, availability of transactions, the future operating results of our portfolio companies, changes in regional, national, or international economic conditions and their impact on the industries in which we invest, or changes in the conditions of the industries in which we invest, and other factors enumerated in our filings with the Securities and Exchange Commission.

Words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions may be used to identify forward-looking statements. Undue reliance should not be placed on such forward-looking statements as such statements speak only as of the date on which they are made. We do not undertake to update our forward-looking statements unless required by law.

Persons considering an investment in NGP Capital Resources Company should consider the investment objectives, risks, and charges and expenses of the company carefully before investing. Such information and other information about the company is available in our annual report on Form 10-K, our quarterly reports on Form 10-Q and in prospectuses we issue from time to time in connection with our offering of securities. Such materials are filed with the SEC and copies are available on the SEC's website, www.sec.gov. Prospective investors should read such materials carefully before investing. Past performance is not indicative of future results.

The NGPC Story

NGPC Business Rationale

- The energy industry requires constant investment to maintain and grow capacity

Our Company

- A specialty finance company providing capital to small and mid-sized energy companies

The Opportunity

- Participation at this inflection point in the market in a growing portfolio of attractive, energy investments that meet our rigorous criteria and generate superior long term risk adjusted returns





Agenda



- NGPC overview
- Business philosophy
- Performance highlights
- Profitability drivers

NGPC at a Glance

- Equity market cap ~$136million[2]
- Number of portfolio companies: 18[1]
- Total Return Orientation
  - current yield plus
  - capital gains
- Since 2004 IPO
  - investments of $638 million[1]; realizations and repayments of $364 million[1]; current portfolio of $274 million[1]
- Based in Houston
  - 9 investment professionals[1]



Note 1: As of 06-30-09
Note 2: As of 08-06-09

A Range of Financing Products

- Combined senior & subordinated debt
- Subordinated debt
- Convertible debt
- Preferred equity
- Project equity

NGPC
NGP Capital Resources Company

Debt is often structured with equity kickers:

- overriding royalty or net profits interests
- warrants
- conversion rights

Portfolio Total Return Target: 15%-25%

Positioned in the Mezzanine Investment Space


IRR
30% +
20%
15%
10%
5%
Equity
Mezzanine
Sr. Sub Loans
NGP Capital Resources
Senior Loans
Cash Flow Producing Risk
Development Risk
Finding/Buying Risk

NGPC is an Active Participant

Amount	Company	Facility	Role	Date
$30,000,000	Black Pool Energy Partners, LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	October 2008
$32,800,000	ATP Oil & Gas Corporation	Limited Term Overriding Royalty Interest	Purchaser	June 2008
$30,000,000	Greenleaf Investments LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	April 2008
$61,600,000	BioEnergy Holding LLC	Senior Secured Notes	Participant	March 2008
$60,000,000	Tammany Oil & Gas LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	March 2007
$36,500,000	Alden Resources LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	January 2007
$12,000,000	Sonoran Energy, Inc.	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	November 2006
$50,000,000	Rubicon Energy Partners, LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	November 2006
$82,000,000	Nighthawk Transport I LP	Senior Secured Term Loan A And A Senior Secured Term Loan B	Participant	August, 2006
$4,000,000	Rubicon Energy Partners, LLC	Purchase of Membership Units	Purchaser	July 2006
$12,000,000	Crossroads Energy, LP	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	June 2006
$95,000,000	Resaca Exploitation, LP	Senior Secured Multiple-Advance Term Loan, Senior Secured Term Loan And Senior Subordinated Secured Convertible Term Loan	Arranger And Agent	May 2006
$25,000,000	Rabbit Island, L.P.	Senior Secured Revolving Credit Facility	Arranger and Agent	March 2006
$17,000,000	[illegible] Basin Properties, LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	January 2006
$50,000,000	Chroma Exploration & Production, Inc	Senior Secured Multiple-Advance Term Loan	Arranger and Agent	September 2005
$25,000,000	Millennium Offshore Group, Inc.	Senior Secured Bridge Loan	Agent And Sole Lender	August 2005
$20,000,000	TierraMar Energy, LLC	Senior Secured Multiple-Advance Term Loan	Agent And Sole Lender	May 2005
$59,050,000	Crescent Resources LLC	Senior Subordinated Secured Term Loan And Senior Subordinated Secured Bridge Loan	Agent And Sole Lender	December 2004

Composition of Investment Portfolio

As of June 30, 2009


Equity Kickers, 6%[1]
Common Equities, 13%
Preferred Equity, 1%
Net Profits Interests
16%
Limited Term Royalty
Interest, 4%
Subordinated Secured
Loans & Notes
6%
Senior Secured Loans
54%

Note 1: Overriding royalty interests, warrants, puts and similar assets

NGPC is a Business Development Company

- ☑ Parent pays no corporate Federal Income Tax
- ☑ Distributes at least 90% of taxable income
- ☑ 1099 reporting
- ☑ No unrelated business taxable income
- ☑ Tax rules impose various asset diversification requirements

Result: Compelling yield and tax attributes

NGPC is Uniquely Positioned as a Mezzanine Provider

Capital Providers

Company Structure	General	Energy
Public	• 25 Business Development Companies of size	NGPC NGP Capital Resources Company
Private	• Wide range of players	• Mezzanine providers are generally divisions of larger companies/private funds

Energy Mezzanine Players

1992	1999	2002-2003	2004-2008	2009
			NGP Capital Resources Company	**NGP Capital Resources Company**
EnCap	EnCap	Range Resources/Black Rock	Black Rock/Blue Rock	Blue Rock (TPH)
RIMCP	Energy Income Fund	TCW	TCW	TCW
Associated Energy Managers	Range Resources	Constellation Power Source	AIG	GECC
Tennaco Ventures	TCW	GECC	GECC	Macquarie Energy Capital
Torch Energy	UBS	Prudential Capital	Petrobridge Investments	Chambers Energy Capital
TCW	Enron North America	Duke Capital Partners	Macquarie Energy Capital	Wells Fargo
AIG	Stratum (Beacon)	Lehman Energy Fund	Prudential Capital	Prospect Capital Corp.
JP Morgan Asset Management	Williams		Lehman Energy Fund	Guggenheim
RPI	Aquila		Wells Fargo	Laminar/D.E. Shaw
UBS	GECC		Royal Bank of Scotland	
Enron Finance	Southern/Mirant		Harvard Mgmt/ Sowood/Denham	
Louis Dreyfus	Shell Capital		Prospect Energy	
MG Trade Finance	Cargill		D. B. Zwirn & Company	
General Atlantic	Montauk (DQE)		New Stream Energy Fund	
Heller Financial	Dominion (Cambrian)		CIT Energy	
	Deutsche Bank		Gas Rock Capital	
			Laminar/D.E. Shaw	
			UBOC	
			ACAS	
			Guggenheim	
			Silver Point	
			Post Oak	

NGPC is an Externally Managed BDC

Investment Committee

Ken Hersh (NGPECM)
Billy Quinn (NGPECM)
Dick Covington (NGPECM)
John Homier

Executive Officers & Employees

John Homier
Steve Gardner
Kelly Plato
&
13 Employees

NGP Investment Advisor, LP

Investment Advisory Agreement

Board of Directors

Ken Hersh (NGPECM)
Jim Latimer (Ind.)
David Albin (NGPECM)
Edward Blessing (Ind.)
Lon Kile (Ind.)

NGPC
NGP Capital Resources Company

Executive Officers

John Homier
President/CEO
Steve Gardner
CFO/Treasurer
Kelly Plato
Sr. VP & Managing Director

Agenda



- NGPC overview
- **Business philosophy**
- Performance highlights
- Profitability drivers

Our Business Philosophy

1. Clear industry focus

2. Disciplined investment approach


NGPC
NGP Capital Resources Company

4. Solid results

3. Attractive vehicle for investors

A Clear Industry Focus

- Small and mid-size companies in energy and related businesses
- Private companies
- Capital for growth
- Investments range from $5 to $100 million
- Target investment size is $10 to $45 million







Energy Industry Dynamics

	1998	2008	Comments
Average WTI Crude Oil Price ($/Bbl)	$14.42	$99.75	1st Half 2009 was $51.68
Average Henry Hub Natural Gas Price ($/Mcf)	$ 2.16	$ 8.90	1st Half 2009 was $4.13
E&P Development Capital Spent in U. S. ($MM)	$25,371	$80,481	Data is for 2007, 2008 will be released in August '09
Total U. S. Wells Drilled	23,829	60,231	Annualized 1st Half 2009 is 37,006
Total U. S. Drilling Rig Count	824	1,869	1st Half 2009 was 1,128
Average Reserve Adds per Well Drilled in U.S.(MBoe)	~650	~400	Data is for 2007, 2008 will be released in August '09

Source:IHS Herold, Bloomberg and Baker Hughes

Energy Industry Dynamics

	1998	2008	Comments
Total U.S. Crude Oil & Products Consumption (MMBopd)	18.9	19.5	YTD 05-30-09 is 18.5
Total U.S. Crude Oil & Products Production (MMBopd)	8.2	7.0	YTD 05-30-09 7.2
Total Net U.S. Crude Oil & Products Imports (MMBopd)	9.4	11.6	YTD 05-30-09 10.8
Total U.S. Natural Gas Consumption (Bcfpd)	60.9	63.6	YTD 05-30-09 68.4
Total U.S. Natural Gas Production (Bcfpd)	52.1	56.4	YTD 05-30-09 57.7
Total Net U.S. Natural Gas Imports (Bcfpd)	8.2	8.2	YTD 05-30-09 7.6
Total U.S. LNG Imports (Bcfpd)	0.0	1.0	YTD 05-30-09 1.3
Production from Unconventional Resources (Bcfpd)	14.7	28.5	Estimated 2009 29.9
Percent Production from Unconventional Resources (Bcfpd)	28%	51%	Estimated 2009 is 52%

Source:EIA

Conservative Underwriting and Investment Philosophy

- ☑ Strong management
- ☑ Engineering oriented
- ☑ Collateral security
- ☑ Emphasis on total return with current yield
- ☑ Appropriate return for the risk assumed
- ☑ Exit strategy


Rigorous Screening Process
30
1

We look at 30 deals to do 1

Subordinated Debt Solution

- Producer with existing assets desired to purchase an asset package having significant redevelopment potential (PDNP, PUD, operational improvements)
- Purchase price was approximately $120 million
- Senior debt capacity was approximately $60 million
- *Solution: NGPC provided a $50 million subordinated debt facility and a $10 million bridge loan*
- Conclusion: Our client completed the acquisition, successfully developed its assets and ultimately refinanced NGPC's with conventional senior debt

Combined Senior and Sub Debt Solution

- Producer desired to purchase producing properties with significant development potential
- The Company needed to approximately $95 million of capital to fund the acquisition and to fund capital expenditures for development of the properties
- Senior debt capacity was approximately $25 million
- *Solution: NGPC arranged capital for the acquisition and development through the issuance of three securities: (i) $70 million Term Loan A, (ii) $15 million Term Loan B and (iii) $10 million Convertible Sub-Debt*
- Conclusion: NGPC's financing enabled our client to complete the acquisition and begin development of the properties. In 3Q08, the Company successfully completed an IPO on the London Stock Exchange's Alternative Investment Market and retired our investments. The Company subsequently refinanced NGPC's debt with conventional senior debt

Integrated Balance Sheet Solution

- Engineering and management team needed $30 million to acquire and develop several producing oil and gas fields
- The team needed additional equity to complete the transaction and wanted a one-stop financing source
- Senior debt capacity was approximately $17 million
- *Solution: In 3Q06, NGPC provided a $22 million combined senior and subordinated facility and made a $4 million common equity investment in the new company*
- Conclusion: Our client completed the acquisition, made follow-on acquisitions, successfully developed its assets and ultimately refinanced our debt facility with conventional senior debt. In 3Q08, the Company sold its assets and distributed the proceeds to its members, resulting in a 4.5x return on equity

Many Advantages for Investors

- ☑ Energy-specific focus
- ☑ Efficient tax structure
  - regulated investment company → no corporate federal income tax at parent level
- ☑ Attractive fee structure
  - 20% over 8% hurdle and no catch-up provision
  - 20% of realized capital gains net of realized and unrealized capital losses
- ☑ Liquid Investment
- ☑ Total return investment with meaningful current yield



No "Catch Up" Provision Increases Yield


1.6% Improvement in Total Yield w/o Catch-Up
Without Catch-Up
With Catch-Up
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
2
4
6
8
10
12
14
Investors' Income Net of Incenti
(% of Net Assets)
Net Investment Income (% of Net Assets)

Strong Management Team

- ☑ An affiliate of NGP Energy Capital Management
- ☑ Nine investment professionals
- ☑ Energy, engineering, and financial experience and expertise for this specialized investment focus



Located in Houston, Texas, the hub of the energy business

Strong brand name, expertise and deal flow

Agenda



- NGPC overview
- Business philosophy
- Performance highlights
- Profitability drivers

Strong Portfolio of Targeted Investments…


$M
$400
$300
$200
$100
$0
Committed & Available
Outstanding

… Driving Profitability



Net income per share
$0.65
$0.86
$1.78
($0.62)
($0.98)
Unrealized Capital Gain
Realized Capital Gain
Net Investment Income
Realized Capital Loss
Unrealized Capital Loss
$0.07
$0.60
-$0.02
$0.95
-$0.01
-$0.08
$0.30
$0.39
$1.09
$0.68
$1.09
-$2.39
$0.36
-$1.34
Full Year 2005
Full Year 2006
Full Year 2007
Full Year 2008
1st Half 2009

… and Dividends


$0.66
$0.92
$1.44
$1.61
$0.32
2005
2006
2007
2008
1st Half 09

Agenda



NGPC overview

Business philosophy

Performance highlights

Profitability drivers

Profitability Drivers

5 Portfolio growth and diversification

4 Portfolio momentum and realizations

3 Strong deal pipeline

2 Realignment of mezzanine marketplace

1 Continued long term need for capital



The Environment For Energy Investment

- Near Term
  - Supply and Demand Imbalance will continue to drive soft and volatile commodity prices
  - Continued weakening of U.S. and global economies will perpetuate this imbalance
- In the Medium Term, depletion re-establishes balance
  - 4.5% world oil decline rate
  - 25 Countries past "Peak"
  - Over 50% of U.S. natural gas production comes from unconventional resources
  - U. S. rig count declining
- Long Term
  - Growth in U.S. and world economies recovers
  - Energy mix will not change much in the next two decades
  - Much hydrocarbon resource remains to be economically developed

Sources: CERA, EIA

NGPC – The Next Steps

- $500 to $750 million portfolio
- Originate $100 to $200 million per year
- Continue investment discipline and diversification for best risk adjusted returns
- Continue focus on total return
- Continue long term growth of earnings and dividends







Why Invest in NGPC

- Uniquely positioned BDC in attractive energy market segment
  - continual financing needs, large market
- Successful business model
  - clear focus, unique capabilities, disciplined approach, proven results
- Many opportunities and continued demand for development capital as the company completes its fifth year of operations
  - well positioned, strong pipeline, maturing investments, portfolio growth



NGP Capital Resources Company


an affiliate of
NGP Energy Capital Management

www.ngpcrc.com
713-752-0062

John Homier Steve Gardner Kelly Plato
Dan Schockling Hans Hubbard Chris Ryals Robert Sheffey